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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  April 1, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                IMRE CORPORATION
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



         Delaware                     0-12943                     22-2389839
- ----------------------------        -----------              ------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                           401 Queen Anne Avenue North
                                Seattle, WA 98109
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (206) 298-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                                  Total number of pages:
                                                  Index to Exhibits at Page:

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ITEM 5.  OTHER EVENTS.

On March 18, 1996, the Registrant entered into a Termination Agreement with Baxter Healthcare Corporation (the "Termination Agreement") terminating that certain exclusive Distribution Agreement dated February 15, 1994, as amended on March 22, 1995 (the "Distribution Agreement") between the parties. Under the Termination Agreement, effective May 1, 1996, Registrant may, among other things, sell its PROSORBA-Registered Trademark- column directly to customers who had previously purchased PROSORBA-Registered Trademark- columns through Baxter as well as to any other potential customers who wish to purchase PROSORBA-Registered Trademark- columns.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

               10.1. Termination Agreement dated March 18, 1996 between Registrant and Baxter Healthcare Corporation.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IMRE CORPORATION


Dated:  April 1, 1996                       By:  /s/ ALEX P. DE SOTO
                                                 -------------------
                                                 Alex P. de Soto
                                                 Chief Financial Officer, Vice
                                                 President and Secretary

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                               INDEX TO EXHIBITS


EXHIBIT
  NO.       DESCRIPTION                                                PAGE NO.
- -------------------------------------------------------------------------------

10.1        Termination Agreement dated March 18, 1996 between
            Registration and Baxter Healthcare Corporation